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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 4, 1999
                                                          ------------


                                Enamelon, Inc.
                                ---------------
            (Exact name of registrant as specified in its charter)


           Delaware                  0-21595                13-3669775
        ---------------          ---------------         -----------------
 (State or Other Jurisdiction (Commission File Number) (IRS Employer Ident. No.)
      of Incorporation)


               7 Cedar Brook Drive, Cranbury, New Jersey 08512
              --------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)


                                (609) 395-6900
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              Registrant's telephone number, including area code
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ITEM 5. OTHER EVENTS.

     On June 4, 1999, the Registrant announced its restructuring plan in a press release, which is attached as Exhibit 99.1 and incorporated by reference herein.



     (c)  Exhibits.

          99.1 Press Release.

                                     -2-
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ENAMELON, INC.
                                          (Registrant)



Date: June 21, 1999                       By: /s/ Dr. Steven R. Fox
                                            -----------------------------
                                                 Dr. Steven R. Fox
                                                 Chief Executive Officer

                                     -3-
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                                 EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release.